EXHIBIT 32.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                MARWICH II, LTD.
                       PURSUANT TO 18 U.S.D. SECTION 1350


In connection with the Quarterly Report of Marwich II, Ltd. (the "Company") on Form 10-QSB for the period ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Porath, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Peter Porath
----------------------------
Peter Porath
Vice-President, Chief Executive Officer
September 19, 2005